EXHIBIT 99.2

                                   16

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III/912117

                       CAROLINA FIRST CORPORATION

                       PLACEMENT AGENT AGREEMENT


January 20, 1998

Kelton International Limited
35 Curzon Street
London W1Y 7AE
England

Dear Sirs:

1.                Introduction

1.1 Carolina First Corporation, a South Carolina corporation (the "Company") intends to offer and sell up to 2,000,000 shares (the "Shares") of its common stock, par value $1.00 per share (the "Common Stock") to investors who are not "U.S. persons" as defined in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to purchase agreements (the "Purchase Agreements") to be entered into by the Company and each such investor (a "Purchaser" and collectively, "the Purchasers"), in reliance upon and in conformity with an exemption from the registration requirements of the Securities Act pursuant to Regulation S.

1.2 The Company has prepared a preliminary private placement memorandum dated the date hereof and will prepare, after pricing, a final private placement memorandum (collectively, the "Private Placement Memorandum"), describing, among other things, the Shares, and providing material information about the Company and the terms of the offering. Copies of the Private Placement Memorandum and all amendments thereof and supplements thereto, if any, to date are being or have been delivered to you.

1.3 The Company has requested Kelton International Limited ("Kelton") to assist the Company as placement agent in the placement of the Shares, and Kelton has indicated its willingness to do so, subject to the satisfactory completion of such investigation and inquiry into the Company's business as it deems appropriate under the circumstances and subject to the conditions set forth hereof.





2.                Appointment of Placement Agent;  Placement of Shares

2.1 The Company hereby appoints Kelton as exclusive placement agent in connection with the placement of all of the Shares for the period (the "Placement Period") terminating on the Placement Termination Date hereinafter referred to. Subject to the performance in all material respects by the Company of its obligations to be performed hereunder, and to the completeness and accuracy in all material respects of all of the representations and warranties of the Company contained herein, Kelton hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Placement Period to find qualified subscribers for all of the Shares. The agency hereunder, which is coupled with an interest and, therefore, is not terminable by the Company without Kelton's permission, shall continue until the close of business on March 26, 1998,


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III/912117                      -2-


unless the Company elects to extend the Placement Period for an additional period of thirty (30) days or unless the Company and Kelton agree that the Placement Period shall be further extended for such a further additional period, except that, in any event, the agency hereunder shall terminate on the date of the final issuance of the Shares (the "Closing Date"). The date on which the agency hereunder is terminated is hereinafter referred to as the "Placement Termination Date".

2.2 In the event the offering is commenced and no Shares shall have been subscribed for prior to the Placement Termination Date, the agency hereunder and this Placement Agent Agreement shall terminate without obligation on Kelton's part or on the part of the Company except as provided in section 5 hereof and except that the indemnification and contribution provided for in section 8 hereof shall continue after such termination of this Placement Agent Agreement.

2.3 Kelton shall not, in fulfilling its obligations hereunder, act as underwriter for the Shares, and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Shares.

2.4 Notwithstanding anything herein to the contrary, the Company shall not be obligated to sell any of the Shares unless Kelton shall have found qualified subscribers for such Shares.

3.                Certain Agreements of the Company

                  The Company hereby agrees with Kelton that:

3.1 During the Placement Period, neither the Company or any affiliate of the Company nor anyone acting on behalf of the Company or any such affiliate, other than Kelton, shall, directly or indirectly, offer or sell, or attempt to offer, sell or dispose of, any of the Shares, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Shares.



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III/912117                      -3-

3.2 As soon as practicable after the date hereof, but not later than five (5) business days prior to the Closing Date, the Company shall furnish to Kelton as many copies of the Private Placement Memorandum and of each revision or amendment thereof or supplement thereto (including exhibits included therewith) as Kelton may reasonably request.

3.3 If any event shall occur as a result of which it is necessary, in the opinion of Kelton, to amend or supplement the Private Placement Memorandum in order to correct any untrue statement of a material fact or to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall forthwith prepare and furnish to Kelton, a reasonable number of copies of an amendment of or supplement to the Private Placement Memorandum (in form and substance satisfactory to Kelton), so that, as so amended or supplemented, the Private Placement Memorandum will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company will not at any time amend or supplement the Private Placement Memorandum (i) prior to having furnished Kelton with a copy of the proposed form of the amendment or supplement and giving Kelton a reasonable opportunity to review the same or (ii) in a manner to which Kelton or its counsel shall reasonably object.

3.4 The Company shall furnish such information, execute such instruments and take such action, if any, as may be required to effect the placement of the Shares under the securities laws of each jurisdiction in which the Shares are offered for sale or sold; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

3.5 The Company shall furnish or make available to Kelton and its counsel such additional documents and information regarding the Company and its affairs as Kelton may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Private Placement Memorandum and in order to evidence the accuracy or completeness of any of the conditions contained in this Placement Agent Agreement; and all actions taken by the Company to authorize the issuance and sale of the Shares shall be reasonably satisfactory in form and substance to Kelton.

3.6 The Company shall, at all times upon reasonable request from the date hereof through the Closing Date, (i) make available to each subscriber or its advisers, or both, prior to acceptance of its subscription, such information (in addition to that contained in the Private Placement Memorandum) concerning the offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense, and (ii) provide each subscriber or its advisers, or both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Company with respect to such matters.

3.7 The Company will not at any time issue a press release to announce the offering or placement of the Shares (i) without the prior consent of Kelton, (ii) prior to having furnished Kelton with a copy of the proposed form of the press release and giving Kelton a reasonable opportunity to review and comment upon the same or (iii) in a manner to which Kelton or its counsel shall reasonably object. Any such press release shall comply with the requirements of Rule 135c under the Securities Act.

3.8 The Company shall file with The National Association of Securities Dealers, Inc. and/or the United States Securities and Exchange Commission (the "Commission") all necessary filings in respect of the issuance and sale of the Shares being issued and sold by the Company and the listing thereof on The NASDAQ Stock Market and shall provide to Kelton and its legal counsel a copy of all such definitive filings (and any


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III/912117                      -4-


amendments thereof or supplements thereto including in each case exhibits thereto).

3.9 Immediately after the Closing (and in no case later than ten (10) days after the Closing Date), the Company will prepare and file with the Commission a registration statement on Form S-3 (or such other form as may be available) (the "Registration Statement") with respect to the Shares, providing for the sale of the Shares by the Purchasers from time to time during the period provided for in section 3.11 hereof in permitted public sales or in privately negotiated transactions.

3.10 The Company will use its best efforts to cause the Registration Statement to become effective on or before the thirtieth day after the date of filing (and if not effective by such date, as soon as possible thereafter) provided the Company has timely received from Kelton the information regarding the Purchasers necessary to such effectiveness, and, upon such effectiveness, the Company will cause the Registration Statement to remain effective for the period provided for in section
3.11 hereof.

3.11 Subject to section 3.10 hereof, the Company will prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith and any other documents as may be necessary to keep the Registration Statement effective and current until all the Shares have been sold pursuant thereto by the Purchasers or until ninety (90) days after the date on which the Registration Statement is declared effective, whichever is earlier.

3.12 The Company will furnish Kelton, as broker for the Purchasers, such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as Kelton may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares owned by the Purchasers; provided, however, that the obligation of the Company to deliver copies of prospectuses to Kelton shall be subject to the receipt by the Company of reasonable assurances from Kelton that Kelton will comply with the applicable provisions of the Securities Act, the United States Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and such other securities laws and regulations as may be applicable in connection with any use of such prospectuses.

3.13 The Company agrees to pay all of its expenses in connection with the registration of the Shares with the Commission, including all fees, disbursements and expenses of the Company's legal counsel and accountants in connection with the preparation, printing and filing of the Registration Statement and all amendments and supplements thereto and the delivery of copies thereof to Kelton.

3.14 Until removed pursuant to section 2.3 of the Purchase Agreements, the stock certificates representing the Shares shall bear the legend set forth hereof:

                  "The shares of Common Stock represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), or any other securities laws, and have been issued in reliance upon the exemption from registration under the Act contained in Regulation S under the Act. Prior to 40 days following the date of the closing of the sale of the last Share sold pursuant to the Private Placement Memorandum dated January **, 1998, no offer, sale, transfer, pledge or other disposition (collectively, a "Disposal") of the shares of Common Stock represented by this certificate may be made: (a) in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S) unless (i) registered under the Act and any applicable state securities and blue sky laws or
                  (ii) exemptions from the registration requirements of such laws are available and Carolina First Corporation ("CFC") receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from such registration requirements; and (b) outside of



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III/912117                      -5-


                  the United States or to, or for the account or benefit of a person who is not a "U.S. person" (as defined in Regulation S) unless (i) the beneficial owner of such shares and the proposed transferee submit certain certifications to CFC and (ii) CFC receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from the registration requirements of the Act."

3.15 The Company shall cause Reliance Trust Company of Atlanta, Georgia, the transfer agent for the Common Stock, or any successor transfer agent thereto (the "Transfer Agent") to deliver to any Purchaser or subsequent holder who has received a stock certificate representing Shares which bears the legend described in section 3.14 hereof (the "Legended Stock Certificate"), within three (3) business days after the first to occur of (a) the effectiveness of the Registration Statement or (b) the expiration of the Restricted Period (as defined in the Purchase Agreements) or at any subsequent time requested by a Purchaser or subsequent holder, a substitute stock certificate or stock certificates representing such Shares without any restrictive legend, including, but not limited to, the restrictive legend described in section 3.14 hereof. The Company shall require the Transfer Agent to deliver such substitute stock certificate or certificates without cost only upon surrender of the Legended Stock Certificate or Certificates which, in the case of any holder subsequent to the Purchaser, must be duly endorsed for transfer or surrender and in the case of a subsequent holder, such surrender must be accompanied by payment of any amount necessary to be paid pursuant to any transfer tax or other similar governmental charge relating to such transaction. As and from such time, no "stop transfer" or similar instruction or order with respect to the Shares shall be in effect at the Transfer Agent. As and from such time, the Shares shall be included in the shares of Common Stock of the Company listed for trading on The NASDAQ Stock Market.

4.                Further Issues of Common Stock or Convertible Securities.

4.1               For purposes of this section 4:

4.1.1 the term "Initial Period" shall mean that period beginning on the date of the execution of this Placement Agent Agreement and ending at midnight (New York local time) of the fortieth day after the Closing Date; and

4.1.2 the term "Consent Period" shall mean that period beginning on the date of the execution of this Placement Agent Agreement and ending at midnight (New York local time) of the ninetieth day after the end of the Restricted Period.

4.2 During the Consent Period, the Company will not, without the prior written consent of Kelton, offer, issue, sell, or deliver, or agree to offer, issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), or file any registration statement with respect to any issuance, offer or sale of, or agree to file any registration statement with respect to any issuance, offer or sale of, any securities of the Company or any obligations convertible into or exchangeable for, or give any person any right to acquire from the Company, any securities of the Company (such actions being collectively referred to as a "Stock Issue"), except for (i) the issuance of the Shares to the Purchasers pursuant to the Purchase Agreements, (ii) the issuance of shares of Common Stock pursuant to the provisions of any of the Company's currently outstanding employee or director benefit plans or the grant of any stock options pursuant to any of the Company's currently outstanding employee or director benefit plans, (iii) the filing of the Registration Statement described in section 3.9 hereof, (iv) the issuance of Common Stock or securities convertible into Common Stock of the Company in connection with the acquisition of banks or other financial institutions or the assets and liabilities thereof and (v) the issuance of shares of Common Stock under the terms and conditions of the Company's existing Dividend Reinvestment and Stock Purchase Plan as in effect on the date of this Placement Agent Agreement (the "Plan"), provided, however, that the Company expressly undertakes that during the


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III/912117                      -6-


Consent Period without the prior written consent of Kelton the Company shall not amend in any way the terms and conditions of the Plan.




4.3 With respect to the matters described in section 4.2 hereof:

4.3.1 during the Initial Period, Kelton will not give its consent to any issue of securities by the Company for which Kelton's consent is required; and

4.3.2 during the part of the Consent Period following the expiration of the Initial Period, Kelton will not give its consent to any issue of securities by the Company for which Kelton's consent is required unless the best bid price of the Company's Common Stock as quoted on The NASDAQ Stock Market has been trading at twenty per cent (20%) or more above the price for the Designated Shares as described in the Allocation Schedule to the Purchase Agreements for any ten trading days during such period including the day prior to the offering in any private placement or to the filing with Commission of any registration statement in respect of a public offering other than the Registration Statement described in section 3.9 hereof.

4.4 During the Consent Period, Kelton will not unreasonably withhold its consent to actions by Issuer for which Kelton's consent is required, except as set out in section 4.3 hereof.

5.                Compensation;  Payment of Expenses

5.1 In consideration of Kelton's services in acting as exclusive placement agent for the placement of the Shares, the Company hereby agree to pay to Kelton a fee in an amount equal to four percent (4%) of the gross proceeds of the sale of the Shares, such fee to be payable on the Closing Date by wire transfer of immediately available funds to an account to be designated by Kelton at least two (2) business days prior to the Closing Date.

5.2 Whether or not the transactions contemplated hereby and by the Purchase Agreements shall be consummated, the Company shall pay all costs and expenses in connection with (i) the preparation and reproduction of the Private Placement Memorandum, the SEC Documents (to the extent that full copies are not supplied directly by the Company), the certificates representing the Shares, (ii) the reproduction of the Purchase Agreements, (iii) the Company's performance of and compliance with all agreements and conditions contained herein and in the Purchase Agreements, (iv) the expenses of listing the Shares for trading on The NASDAQ Stock Market and (v) the fees, disbursements and expenses of the Company's legal counsel and accountants.

5.3 Whether or not the transactions contemplated hereby and by the Purchase Agreements shall be consummated, the Company shall pay on behalf of or reimburse Kelton for all of the reasonable out-of-pocket expenses incurred by Kelton not in the normal course of business in connection with the offering, including the reasonable fees, disbursements and expenses of Kelton's legal counsel, up to an aggregate amount, absent further prior approval, of $120,000. Such payment or reimbursement of such expenses shall be made by the Company on production of suitable documentation thereof by Kelton.

5.4 Kelton shall bear all of its own expenses in excess of Kelton's $120,000. Reimbursement of Kelton's expenses shall be made by the Company ten (10) days after demand is made therefor. If the Closing Date shall occur, the Company shall pay to Kelton on the Closing Date the amount of one hundred and twenty thousand United States dollars ($120,000) less the aggregate amounts previously demanded and paid in partial

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III/912117                      -7-



reimbursement of the expenses of Kelton. Within thirty (30) days after the Registration Statement has become effective, Kelton shall provide to the Company a breakdown in reasonable detail of Kelton's expenses described in section 5.3 hereof. In the event that such expenses are less than $120,000, Kelton shall refund the difference to the Company within thirty (30) days after the Registration Statement has become effective.

6.                Conditions of Kelton's Obligation

                  The obligation of Kelton hereunder to place the Shares is subject to the accuracy of the representations and warranties of the Company herein and in the Purchase Agreements, to the performance by the Company of its obligations hereunder, and to the following further conditions:

6.1 The conditions to the obligations of the Purchasers set forth in section 1.7 of each Purchase Agreement shall have been satisfied in all material respects.

6.2 All documents incident hereto and to the Purchase Agreements shall be reasonably satisfactory in form and substance to Kelton and its counsel, and Kelton and its counsel shall have received such information, certificates and documents as they may reasonably request.

7.                Manner of Offers and Sales of the Shares

7.1 The offers and sales of the Shares are to be effected pursuant to the exemption from the registration requirements of the Securities Act pursuant to Regulation S thereunder. The Company and Kelton have established the following procedures in connection with the offer and sale of the Shares:

7.1.1 Each offer and sale of the Shares shall be made only in an "offshore transaction" (as defined in Regulation S) and to investors who are not "U.S. persons" (as defined in Regulation S);

7.1.2 no offer or sale of any of the Shares shall be made in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S);


7.1.3 no "directed selling efforts" (as defined in Regulation S) in respect of the Shares shall be made in or directed toward the United States;

7.1.4             "offering  restrictions"  (as  defined  in  Regulation
                  S) in  respect  of the  Shares  shall  be implemented;

7.1.5 each Purchaser of the Shares shall be furnished with an Private Placement Memorandum prepared by the Company, together with any amendments thereof and supplements thereto as shall have been prepared by the Company, which describes, among other things, (A) the Shares, (B) such summary financial and business information concerning the Company as is considered appropriate and (C) the restrictions on resale of the Shares;

7.1.6 no Private Placement Memorandum (or any revision or amendment thereof or supplement thereto) shall be delivered to any "U.S. person" (as defined in Regulation S);

7.1.7 the Company agrees to furnish Kelton with such number of copies of the Private Placement Memorandum and any revision or amendment thereof or supplement thereto as Kelton may require in connection with the placement of the Shares; and


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III/912117                      -8-

7.1.8 each Purchaser of the Shares shall be required to execute and deliver a Purchase Agreement which shall contain, among other things, restrictions on resale of the Shares otherwise than in compliance with the Securities Act and the rules and regulations of the Commission thereunder.

7.2 Kelton hereby represents, warrants and covenants with the Company that Kelton and any person acting on behalf of, or as agent of, any of Kelton, shall, whether as principal or agent, (i) comply with the procedures set forth in section 7.1 hereof, (ii) offer and sell the Shares to the Purchasers only in an "offshore transaction" (as defined in Regulation S), (iii) not engage with respect to the Shares in any "directed selling efforts" (as defined in Regulation S) in or directed toward the United States, (iv) comply with all "offering restrictions" (as defined in Regulation S) in respect of the Shares, (v) not deliver the Private Placement Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S),
(vi) not make any offers or sales of any of the Shares or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), (vii) comply with all laws and regulations of those jurisdictions in which the Shares are offered or sold which are applicable to the offer and sale of the Shares, and (viii) on or prior to the Closing Date, send to each person who is acting on behalf of Kelton a written confirmation or other notice to the effect that such person is subject to the same restrictions on offers and sales that apply to Kelton.



7.3 The Company hereby represents, warrants and covenants with Kelton that the Company, its affiliates, and any person acting on behalf of, or as agent of, any of the foregoing, shall, whether as principal or agent,
(i) comply with the procedures set forth in section 7.1 hereof, (ii) offer and sell the Shares to the Purchasers only in an "offshore transaction" (as defined in Regulation S), (iii) not engage with respect to the Shares in any "directed selling efforts" (as defined in Regulation S) in or directed toward the United States, (iv) comply with all "offering restrictions" (as defined in Regulation S) in respect of the Shares, (v) not deliver the Private Placement Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S), (vi) not make any offers or sales of any of the Shares or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation
S), and (vii) not make any offers or sales of any of the Shares or any interest therein to any person other than the Purchasers; provided, however, that insofar as this representation and warranty involves Kelton or any officer, director, employee or agent of Kelton, to the extent Kelton is acting as placement agent for the Shares, such representation and warranty is made by the Company solely on the basis of and in reliance upon the representations and warranties of Kelton contained in this Placement Agent Agreement.

8.                Indemnification and Contribution

8.1               For the purposes of this section 8:

8.1.1 the term "Registration Statement" shall include the Registration Statement referred to in section 3.9 hereof and any final prospectus, exhibit or amendment included in or relating to the Registration Statement referred to in section 3.9 hereof, including all documents incorporated by reference in the Registration Statement except that the Registration Statement shall not refer to any final prospectus at any time when it has been superseded by a current prospectus filed as part of any Amendment to the Registration Statement; and

8.1.2 the term "untrue statement" shall mean any misstatement of and any omission to state in the Private Placement Memorandum (including any revision, amendment or supplement thereof) or the Registration Statement a material fact required to be stated therein or necessary to make


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                  the statements therein, in the light of the
                  circumstances under which they were made, not misleading; and

8.1.3 the term "Company Information" means any information contained under the headings "Selected Consolidated Financial Data", "Summary", "Summary Pro Forma Information", "Carolina First Corporation", "Price Range of Common Stock and Dividends" (only to the extent of the first and last paragraphs thereof), "Capitalization", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business of Carolina First Corporation", "Management", "Information Concerning Ownership of Common Stock", "Description of Capital Stock", and the financial statements contained in the Private Placement Memorandum or to be contained in the Registration Statement.

8.2 The Company agrees to indemnify and hold harmless Kelton (and each person, if any, who controls Kelton within the meaning of section 15 of the Securities Act and each director of Kelton) from and against any and all losses, claims, damages or liabilities to which Kelton (or such controlling person or director) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement contained in or incorporated by reference in the Company Information contained in the Private Placement Memorandum, or in any revision or amendment thereof or supplement thereto, or in the Registration Statement or in any prospectus or amendment or supplement thereto, or arise out of or are based upon, or arise out of or are based upon any breach by the Company (or any person who controls the Company within the meaning of section 15 of the Securities Act, any director of the Company or any agent of the Company, other than Kelton) of any covenants of the Company contained in section 7 hereof, the violation of which has caused the exemption from registration provided by Regulation S to become unavailable with respect to the Shares, and the Company agrees to reimburse such indemnified party for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement made therein in reliance upon and in conformity with written information furnished to the Company by Kelton specifically for use in the Private Placement Memorandum or any revision or amendment thereof or supplement thereto, or in the Registration Statement or in any prospectus or amendment or supplement thereto, and (ii) such indemnity with respect to the Private Placement Memorandum shall not inure to the benefit of Kelton (or such controlling person or director of Kelton) if the person asserting any such loss, claim, damage or liability purchased the Shares that are the subject thereof and did not receive a copy of the Private Placement Memorandum (or the Private Placement Memorandum as then amended, revised or supplemented) at or prior to the confirmation of the sale of such Shares to such person in any case where any such untrue statement or omission of a material fact contained in the Private Placement Memorandum was subsequently corrected by amendment, revision or supplement, and Kelton (or such controlling person) would not have been liable had a copy of such Private Placement Memorandum, as so corrected, been so received. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

8.3 Kelton agrees to indemnify and hold harmless the Company (and each person, if any who controls the Company within the meaning of section 15 of the Securities Act and each director of the Company) from and against any and all losses, claims, damages or liabilities to which the Company (or such controlling person or director) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement contained in the Private Placement Memorandum, or in any revision or amendment thereof or supplement thereto, or in the Registration Statement or in any prospectus or amendment or supplement thereto, or arise out of or are based upon any untrue statement or alleged untrue statement, in each case to the extent, but only


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III/912117                      -10-


to the extent, that such untrue statement or alleged untrue statement was made in reliance upon and in conformity with written information furnished to the Company by Kelton specifically for use in the Private Placement Memorandum or any revision or amendment thereof or supplement thereto, or in the Registration Statement or in any prospectus or amendment or supplement thereto, or arise out of or are based upon any breach by Kelton (or any person who controls Kelton within the meaning of section 15 of the Securities Act, any director of Kelton, or any agent of Kelton) of any covenant of Kelton contained in section 7 hereof, the violation of which has caused the exemption from registration provided by Regulation S to become unavailable with respect to the Shares, and Kelton agrees to reimburse such indemnified party for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability that Kelton may otherwise have.

8.4 Promptly after receipt by an indemnified party under this section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this section 8. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defence thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defence thereof, the indemnifying party will not be liable to such indemnified party under this section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defence thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defence of any such claim, action or proceeding, the indemnifying party shall not be liable for any settlement thereof which is effected without its prior written consent. Without the prior written consent of the indemnified party, no indemnifying party shall agree to the settlement of any such claim, action or proceeding if the effect thereof would be to find the indemnified person has violated the Securities Act, Exchange Act, or any state securities or blue sky laws.

8.5 If recovery is not available under the foregoing indemnification provisions of this section 8 for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution toward the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in sections 8.2, 8.3 or 8.4 hereof, except that no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Shares, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or alleged untrue statement, and any other equitable considerations appropriate under the circumstances. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this section 8.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this section 8.5.

8.6 The obligations of the Company and Kelton under this section 8 shall survive any termination of this Placement Agent Agreement, in whole or in part.

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III/912117                      -11-


9.                Termination of this Placement Agent Agreement

                  In the event the Company does not perform any of its obligations under this Placement Agent Agreement on its part to be performed or any representation and warranty of the Company hereunder is incomplete or inaccurate, this Placement Agent Agreement and all of Kelton's obligations hereunder may be immediately cancelled by Kelton by notice thereof to the Company . Any such cancellation shall be without liability of any party to any other party except that the provisions of sections 5 and 8 hereof shall survive any such cancellation.

10.               Representations and Warranties of the Company

                  The Company represents and warrants to, and agrees with, Kelton that:

10.1 The Private Placement Memorandum as of its date and at the Closing Date, and any revision or amendment thereof and supplement thereto, as of their respective dates and at the Closing Date, and the Registration Statement and the prospectus thereto and any amendment thereof and supplement thereto, as of their respective dates, did not and will not as of such dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Kelton expressly for use therein.

10.2 Neither the Company or any affiliate of the Company nor anyone acting on the behalf of the Company or any such affiliate, other than Kelton, has, directly or indirectly, offered or sold, or attempted to offer, sell or dispose of, any of the Shares, or solicited any offer to buy any Shares from, or otherwise approached or negotiated with respect thereto with, any person.

10.3 The execution, delivery and performance of this Placement Agent Agreement by the Company (i) has been duly authorized by all requisite corporate action of the Company, and (ii) will not violate (A) the Certificate of Incorporation or By-laws of the Company or (B) any law applicable to the Company or any of its subsidiaries or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or (C) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, or be in conflict with, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries (except for such violation or conflict described in (ii)(C) hereof which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole). Upon execution and delivery by the Company and the Placements Agent, this Placement Agent Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnity or contribution may be limited under applicable law.

11.    Representations, Warranties and Agreements to Survive Delivery


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III/912117                      -12-


                  All representations, warranties and agreements contained in this Placement Agent Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Kelton or any controlling person, or by or on behalf of the Company or any controlling person, director or officer of the Company, and shall survive delivery of the Shares to the Purchasers.

12.               Notices

                  All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by courier or mailed by registered or international recorded mail, postage prepaid and return receipt requested, or transmitted by telefax, telex or telegraph and confirmed by a similar mailed writing, if to Kelton, addressed to Kelton at 35 Curzon Street, London W1Y 7AE, England, Attention: Robin C. Kelton, or, to such other address as Kelton may designate in writing to the Company, and, if to the Company, addressed to Carolina First Corporation at 102
S. Main Street, Greenville, South Carolina 29601, United States of America, Attention: Mack I. Whittle, Jr., President and Chief Executive Officer or to such other address as the Company may designate in writing to Kelton.

13.               Parties

                  This Placement Agent Agreement shall inure to the benefit of and be binding upon Kelton and the Company and their respective successors. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Placement Agent Agreement. This Placement Agent Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and for the benefit of no other person except as may be otherwise agreed by the parties hereto. No Purchaser of Shares from the Company shall be deemed to be a successor by reason merely of such purchase.

14.               Miscellaneous

                  This Placement Agent Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions. Neither this Placement Agent Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. References to sections and sub-sections refer to this Placement Agent Agreement unless expressly stated otherwise. The headings in this Placement Agent Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Placement Agent Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

15.               Governing Law

                  This Placement Agent Agreement shall be governed by and construed in accordance with the internal laws of the State of South Carolina without regard to the conflict of laws provisions thereof.



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III/912117                      -13-

                  If the foregoing is in accordance with your understanding, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.

Very truly yours,

CAROLINA FIRST CORPORATION



By: /s/ Mack I. Whittle, Jr.
    __________________________
Name: Mack I. Whittle, Jr.
Title: President and Chief Executive Officer


The foregoing Placement Agent Agreement is hereby confirmed and accepted as of the date first hereof written:


KELTON INTERNATIONAL LIMITED



By:  /s/ Robin C. Kelton
     ____________________________
Name: Robin C. Kelton
Title:  Chairman